                                                                   Exhibit 12.A2

                                         CITIZENS FIRST FINANCIAL CORP.
                                              LETTER OF TRANSMITTAL
                                     TO ACCOMPANY SHARES OF COMMON STOCK OF
                                         CITIZENS FIRST FINANCIAL CORP.
By Mail & Overnight Delivery:      TENDERED PURSUANT TO THE OFFER TO PURCHASE           By Hand Only:
Registrar and Transfer Company               DATED OCTOBER 31, 2000               c/o The Depository Trust Co.
10 Commerce Drive                                                                 Transfer Agent Drop
Cranford, New Jersey 07016-3572                                                   55 Water Street, 1st Floor
Attn: Reorganization Department                                                   New York, NY  10041-0099
                         ---------------------------------------------------------------
                                 DEPOSITARY AGENT: REGISTRAR AND TRANSFER COMPANY
                         Telephone Number (800) 368-5984  Facsimile Number (908)497-2311
                         ---------------------------------------------------------------

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                          DESCRIPTION OF SHARES SURRENDERED (See Instructions 3 and 4)
----------------------------------------------------------------------------------------------------------------
            Name(s) and Address(es) of Registered Owner(s)                          Shares Tendered
   (Please Fill In Exactly as Name(s) Appear(s) on Certificate(s))       (Attach Additional List if Necessary)
--------------------------------------------------------------------- ------------------------------------------
                                                                       Number      Certificate(s)*   Tendered**
--------------------------------------------------------------------- ------------------------------------------

                                                                      ------------------------------------------

                                                                      ------------------------------------------

                                                                      ------------------------------------------

                                                                      ------------------------------------------

                                                                      ------------------------------------------

                                                                      ------------------------------------------
                                                                      Total Shares  =>
--------------------------------------------------------------------- ------------------------------------------

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*Need not be completed by shareholders tendering by book-entry transfer.
**Unless otherwise indicated, it will be assumed that the Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

            THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME,
                               ON DECEMBER 1, 2000, UNLESS THE OFFER IS EXTENDED.

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         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS
VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF
TRANSMITTAL IS COMPLETED.

         Delivery of documents to Citizens First Financial Corp. or to the Book-Entry Transfer Facility does not constitute a valid delivery. PLEASE DO NOT MAIL OR DELIVER ANY SHARES TO CITIZENS FIRST FINANCIAL CORP.
DELIVERIES TO CITIZENS FIRST FINANCIAL CORP. WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT
CONSTITUTE VALID DELIVERY.

                                (BOX BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)
----------------------------------------------------------------------------------------------------------------
[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE
    DEPOSITARY TRUST COMPANY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
                              ----------------------------------------------------------------------------------

Account No.                                            Transaction Code No.
            -----------------------------------------                       ------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):
                               ---------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   -------------------------------------------------------------

Name of Institution Which Guaranteed Delivery:
                                              ------------------------------------------------------------------

Name of Tendering Institution
                             -----------------------------------------------------------------------------------

Account No.                                            Transaction Code No.
            -----------------------------------------                      -------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                          ODD LOTS (See Instruction 9)

This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on October 24, 2000, and who continues to own beneficially as of the
Expiration Date, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

[ ]  was the beneficial owner as of the close of business on October 24, 2000 and continues to be the beneficial owner as of the Expiration Date, of an aggregate of fewer than 100 Shares, all of which are being tendered,
     or

[ ]  is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on October 24, 2000, and continues to own beneficially as of the
     Expiration Date, an aggregate of fewer than 100 Shares, and is tendering all of such Shares.

If you do not wish to specify a Purchase Price, check the following box, in which case you will be deemed to have tendered at the Purchase Price determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share in the box entitled "Price (In Dollars) Per Share At
Which Shares Are Being Tendered" in this Letter of Transmittal). [ ]
----------------------------------------------------------------------------------------------------------------
         NOTE: SIGNATURES MUST BE PROVIDED HEREON. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

         The undersigned hereby tenders to Citizens First Financial Corp., a Delaware corporation ("Company"), the above-described shares of its Common Stock, par value $0.01 per share ("Shares"), at a price per Share hereinafter set forth, pursuant to the Company's offer to purchase up to 391,000 Shares, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 31, 2000 ("Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

         Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfer to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares, (b) present certificates for such Shares for cancellation and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

         The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 or 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned understands that the Company will determine a single per Share price (not less than $15.00 nor in excess of $17.00 per Share) net to the seller in cash, without interest thereon (Purchase Price"), that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer taking into account the number of Shares so tendered and the price specified by

       ------------------------------------------------------------------
                          PRICE (IN DOLLARS) PER SHARE
                       AT WHICH SHARES ARE BEING TENDERED
                               (See Instruction 5)
              Check only one box. If more than one box is checked,
              or if no box is checked (except as provided in the Odd Lots Box and instructions below), there is no valid tender of shares.

            [_] $15.00 [_] $15.50 [_] $16.00 [_] $16.50 [_] $17.00
                                    OR
              If you do not wish to specify a Purchase Price, check the following box, in which case you will be deemed to have tendered at the Purchase Price determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share above). [_]

       ------------------------------------------------------------------


tendering shareholders. The undersigned understands that the Company will select the Purchase Price that it will allow it to purchase 391,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn at prices not less than $15.00 nor in excess of $17.00 per Share) pursuant to the Offer. The undersigned understands that all Shares properly tendered and not withdrawn at prices at or below the Purchase Price will be purchased at the Purchase Price, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares tendered and not withdrawn at prices greater than the Purchase Price and Shares not purchased because of proration. The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 2 or 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

         The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

         Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions,: to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.


--------------------------------------------------------------------------------
                                    IMPORTANT
  (Please Complete Substitute Form W-9 Included in this Letter of Transmittal)


--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             (PLEASE PRINT NAME(S))


Dated             , 2000
      ------------

Capacity (full title)
                      ----------------------------------------------------

Address
       -------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone No.
                           -----------------------------------------------

Tax Identification or
Social Security No.
                   -------------------------------------------------------
                            (see Substitute Form W-9)


(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.

If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              GUARANTEE OF SIGNATURE(S) (See Instructions 1 and 6)

Authorized Signature(s)                        Address
                       --------------------           --------------------------
Name and Title
              -----------------------------    ---------------------------------
                  (PLEASE PRINT)
Name of Firm
            -------------------------------    ---------------------------------
                                                      (INCLUDE ZIP CODE)
Area Code and Telephone Number                 Dated                      , 2000
                              -------------         ----------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                          (See Instructions 6, 7 and 8)

To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue [ ] check and/or [ ] certificate(s) to:

Name
     --------------------------------------------------------------------------
                  (PLEASE PRINT)

Address
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

-------------------------------------------------------------------------------
                (TAX PAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

IF SPECIAL PAYMENT INSTRUCTIONS ARE BEING GIVEN, PLEASE REMEMBER TO HAVE YOUR SIGNATURE GUARANTEED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 6, 7 and 8)

To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail [ ] check and or [ ] certificate(s) to:


Name
    ---------------------------------------------------------------------------
           (PLEASE PRINT)

Address
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

IF SPECIAL PAYMENT INSTRUCTIONS ARE BEING GIVEN, PLEASE REMEMBER TO HAVE YOUR SIGNATURE GUARANTEED.
--------------------------------------------------------------------------------

       INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. Guaranty of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank, a trust company, a savings bank, a savings and loan association or a credit union which has membership in an approved Signature Guaranteed Medallion Program (an "Eligible Institution"). SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED (A) IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER(S) OF THE SHARES (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith AND SUCH HOLDER(S) HAVE NOT COMPLETED THE BOX ENTITLED "SPECIAL PAYMENT INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL or (B) if such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

         2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal or, in the case of a book-entry transfer, an Agent's Message (as defined below), is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. CERTIFICATES FOR ALL PHYSICALLY DELIVERED SHARES, OR A CONFIRMATION OF A BOOK-ENTRY TRANSFER INTO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY OF ALL SHARES DELIVERED ELECTRONICALLY AS WELL AS A PROPERLY COMPLETED AN DULY EXECUTED LETTER OF TRANSMITTAL (OR MANUALLY SIGNED COPY THEREOF) AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL, MUST BE RECEIVED BY THE DEPOSITARY AT ITS ADDRESS AS SET FORTH ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL ON OR PRIOR TO THE EXPIRATION DATE (as defined in the Offer to Purchase. The term `Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Offer to Purchase and the Letter of Transmittal and that the Company may enforce such agreement against the participant.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED, DO NOT MAIL OR DELIVER TO CITIZENS FIRST FINANCIAL CORP.

         No alternative or contingent tenders will be accepted. See Section 1 of the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

         3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

         4. Partial Tenders (Not Applicable to Shareholders Who Tender By Book-Entry Transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. Indication of Price at Which Shares Are Being Tendered. FOR SHARES TO BE VALIDLY TENDERED, THE SHAREHOLDER MUST CHECK THE BOX INDICATING (1) THE PRICE PER SHARE AT WHICH HE OR SHE IS TENDERING SHARES OR (2) THAT SUCH PERSON IS TENDERING SHARES AT THE PURCHASE PRICE DETERMINED BY THE COMPANY PURSUANT TO THE TERMS OF THE OFFER UNDER THE HEADING "PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED" IN THIS LETTER OF TRANSMITTAL, except that any shareholder who owned beneficially as of the close of business on October 24, 2000, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares, may check the box above in the section entitled "Odd Lots" indicating that such shareholder is tendering all Shares at the Purchase Price determined by the Company. Only one box may be checked. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A shareholder wishing to tender portions of his or her Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

         6. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Shares hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

         If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER(S) OF THE SHARES TENDERED HEREBY, NO ENDORSEMENTS OF CERTIFICATES OR SEPARATE STOCK POWERS ARE REQUIRED UNLESS PAYMENT OF THE PURCHASE PRICE IS TO BE MADE TO, OR SHARES NOT TENDERED OR NOT PURCHASED ARE TO BE REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE REGISTERED HOLDER(S). SEE INSTRUCTION 1.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executive, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

         7. Stock Transfer Taxes. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

         8. Special Payment and Delivery Instructions. If the check for the Purchase Price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.

         9. Odd Lots. As described in the Offer to Purchase, if fewer than all Shares validly tendered at or below the Purchase Price and not withdrawn on or prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any shareholder who owned beneficially as of the close of business on October 24, 2000, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and who validly tendered all such Shares at or below the Purchase Price (including by not designating a Purchase Price as described above). Partial tenders of Shares will not qualify for this preference. This preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal is completed.

         10. Substitute Form W-9 and Form W-8. THE TENDERING SHAREHOLDER IS REQUIRED TO PROVIDE THE DEPOSITARY WITH EITHER A CORRECT TAXPAYER IDENTIFICATION NUMBER ("TIN"), OR SUBSTITUTE FORM W-9, WHICH IS PROVIDED UNDER "IMPORTANT TAX INFORMATION" BELOW, OR A PROPERLY COMPLETED FORM W-8. FAILURE TO PROVIDE THE INFORMATION ON EITHER SUBSTITUTE FORM W-9 OR FORM W-8 MAY SUBJECT THE TENDERING SHAREHOLDER TO 31% FEDERAL INCOME TAX BACKUP WITHHOLDING ON THE PAYMENT OF THE PURCHASE PRICE. The box in Part 3 of Substitute Form W-9 may be checked if the tendering shareholder has not been issued at TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Depositary is not provided with at TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

         11. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Dealer Manager/Information Agent at its telephone number and address listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Dealer Manager/Information Agent and such copies will be furnished promptly at the Company's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

         12. Irregularities. All questions as to the Purchase Price, the form of documents, and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of the Company's counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, the Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and the Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager/Information Agent, the Depositary or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall. any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waive.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED COPY THEREOF) TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER (AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such shareholder's correct TIN or Substitute Form W-9 below. If such shareholder is an individual, the TIN is his or her social security number. For business and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-9, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

         Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. In order for a noncorporate foreign shareholder to qualify as an exempt recipient, that shareholder must complete and sign a Form W-8, Certificate of Foreign Status, attesting to that shareholder's exempt status. The Form W-8 can be obtained from the Depositary. Exempt shareholders, other than noncorporate foreign shareholders, should furnish their TIN in Part 1 and check the box in Part 4 of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                  PURPOSES OF SUBSTITUTE FORM W-9 AND FORM W-8

         To avoid backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal certifying that the TIN provided on Substitute Form W-9 is correct and that (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding, provided, however, that backup withholding will not apply to foreign shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

         The shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                              (See Instruction 10)

----------------------------------------------------------------------------------------------------------------
       PAYER'S NAME:
----------------------------------------------------------------------------------------------------------------
----------------------------------- ------------------------------------- --------------------------------------

SUBSTITUTE                          Part 1-- PLEASE PROVIDE YOUR TIN IN       --------------------------------
Form W-9                            THE BOX AT THE RIGHT AND CERTIFY BY          Social Security Number(s)
                                    SIGNING AND DATING BELOW.               OR
(See Instruction 10)                                                          --------------------------------
Please fill in your name and                                                  Employer Identification Number(s)
address below.                      ----------------------------------------------------------------------------
                                    Part 2 -- Certification -- Under Penalties of           Part 3
--------------------------------    Perjury, I certify that:                                Awaiting TIN [ ]
Name                                (1)  The number shown on the form is my correct
                                         Taxpayer Identification Number (or I am waiting    --------------------
--------------------------------         for a number to be issued to me) and               Part 4 -- For Payee
Address (number and street)         (2)  I am not subject to backup withholding because     Exempt from Backup
                                         (a) I am exempt from back-up withholding, or (b)   Withholding
--------------------------------         I have not been notified by the Internal Revenue
(City, State and Zip Code)               Service ("IRS") that I am subject to backup        Exempt [ ]
                                         withholding as a result of failure to report all   --------------------
Department of the Treasury               interest or dividends or (c) the IRS has notified
Internal Revenue Service                 me that I am no longer subject to backup
                                         withholding.
Payer's Request for Taxpayer
Identification Number               ----------------------------------------------------------------------------

                                    Certificate Instructions -- You must cross out Item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out Item
                                    (2). If you are exempt from backup withholding, check the box in Part 4 above.

                                    Signature                                         Date             , 2000
                                             --------------------------------              ------------
----------------------------------------------------------------------------------------------------------------
NOTE:FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO
     YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
     IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.
----------------------------------------------------------------------------------------------------------------
                             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either
(a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to you within 60 days, you are required to withhold 31% of all reportable payments thereafter made to me until I provide a number.

SIGNATURE                                                                  DATE                           , 2000
         ------------------------------------------------------------          ---------------------------

----------------------------------------------------------------------------------------------------------------

                      The Dealer Manager/Information Agent:
                        Sandler O'Neill & Partners, L.P.
          2 World Trade Center * 104th Floor * New York, New York 10048
                           * Toll Free (800) 635-6860